Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Independent Accountants’ Agreed-Upon Procedures Report

Mesirow Financial Services, Inc. (the “Company”)
Mesirow SASB Loan Funding, LLC
Mesirow SASB Loan Depositor, LLC
Mesirow Financial, Inc.
(collectively, the “Specified Parties”):

Re: MSRW 2026-FAYM Pass-Through Trust – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “MSRW 2026-FAYM - Annex A.xlsx” provided by the Company on April 22, 2026 (the “Data File”), containing information on one mortgage loan (the “Mortgage Loan”) and one related mortgaged property (the “Mortgaged Property”) as of May 1, 2026 (the “Cut-off Date”), which we were informed is intended to be included as collateral in the offering by MSRW 2026-FAYM Pass-Through Trust, Commercial Mortgage Pass-Through Certificates, Series MSRW 2026-FAYM (the “Certificates”). The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term "Provided by the Company” when used in the “Source Document(s)” column of Attachment A, means we were instructed by the Company to assume the attribute is accurate and not perform any procedure.
•	The term “Loan Files” means the electronic copies of source documents provided by the Company and listed in Attachment A. Where the term “Draft” is used, it means source documents provided by the Company and listed in Attachment A are in draft form and are not executed with signatures as of the date of this report. We make no representation regarding the validity or accuracy of any of the source documents.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Compared Attributes” means the list of fields in the Data File which were selected by the Company for us to perform comparison procedures for and are listed in Attachment A.
•	The term “Recomputed Attributes” means the list of fields in the Data File which were selected by the Company for us to perform recomputation procedures for and are listed in Attachment B.
•	The term “Calculation Methodology” means the formula listed in the “Calculation Methodology” column of Attachment B containing the calculation methodology for the Recomputed Attributes provided by the Company.
•	The term “Provided Information” means the Loan Files, Calculation Methodology and Cut-off Date.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Company. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows.

A.	For the Mortgage Loan and Mortgaged Property included in the Data File, we compared the Compared Attributes in the Data File (except for those with “Provided by the Company” in the “Source Document(s)” column of Attachment A) to the corresponding information included in the Loan Files. The Company indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, constituted an exception (except for those Compared Attributes with “Provided by the Company” in the “Source Document(s)” column of Attachment A). The document priority is the order provided by the Company, which is listed in the “Source Document(s)” column in Attachment A, with the highest priority document listed first.
B.	For the Mortgage Loan and Mortgaged Property included in the Data File, we recomputed the Recomputed Attributes in the Data File using (i) the corresponding information contained in the Data File, and (ii) the Calculation Methodology.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Mortgage Loan and related Mortgaged Property, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

2

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Mortgage Loan to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing the Mortgage Loan being securitized, (iii) the compliance of the originator of the Mortgage Loan with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Mortgage Loan and related Mortgaged Property that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia
April 22, 2026

3

ATTACHMENT A

COMPARED ATTRIBUTES

Attribute	Source Document(s)
Loan Number	Provided by the Company
Mortgage Loan Originators	Draft Loan Agreement
Mortgage Loan Sellers	Provided by the Company
Property Name	Provided by the Company
Property Address	Appraisal
Property City	Appraisal
Property State	Appraisal
Property Zip Code	Appraisal
County	Appraisal
Year Built	Appraisal, Draft Engineering Report
Year Renovated	Appraisal, Draft Engineering Report
General Property Type	Appraisal
Specific Property Type	Appraisal
No. of Units	Rent Roll
Unit of Measure	Rent Roll
Occupancy	Rent Roll
Occupancy % Source Date	Rent Roll
Loan Purpose (Acquisition, Refinance)	Provided by the Company
Borrower Name	Draft Loan Agreement
Borrower Sponsor	Draft Loan Agreement
Non-Recourse Carveout Guarantor	Draft Loan Agreement
Property Manager	Draft Loan Agreement
Note Date	Provided by the Company
First Payment Date	Provided by the Company
Mezzanine Debt Cut-Off Date Principal Balance ($)	Draft Loan Agreement
Existing Unsecured Debt (Y/N)	Draft Loan Agreement
A-1

ATTACHMENT A

Unsecured Debt Cut-Off Date Principal Balance ($)	Draft Loan Agreement
Future Secured Debt Permitted (Y/N)	Draft Loan Agreement
Future Unsecured Debt Permitted (Y/N)	Draft Loan Agreement
Original Principal Balance ($)	Draft Loan Agreement
Cut-Off Date Total Debt Amount ($)	Draft Loan Agreement
Initial Maturity Date or Anticipated Repayment Date	Provided by the Company
Fully Extended Maturity Date or Anticipated Repayment Date	Provided by the Company
Rate Type	Draft Loan Agreement
Mortgage Loan Interest Rate	Provided by the Company
Prepayment Restriction Code	Draft Loan Agreement
Partial Release and/or Partial Prepayment (Y/N)	Draft Loan Agreement
Partial Release and/or Prepayment Description	Draft Loan Agreement
Amortization Term (Initial)	Draft Loan Agreement
Amortization Term (Remaining)	Draft Loan Agreement
Assumed Interest Rate for Amortization	Provided by the Company
Extension Options Description	Draft Loan Agreement
IO Period (Initial)	Draft Loan Agreement
IO Period (Fully Extended)	Draft Loan Agreement
Extension Options Description	Draft Loan Agreement
IO Period (Initial)	Draft Loan Agreement
IO Period (Fully Extended)	Draft Loan Agreement
Loan Amortization Type	Draft Loan Agreement
Appraisal Firm	Appraisal
As-Is Appraisal Valuation Date	Appraisal
As-Is Appraised Value ($)	Appraisal
Underwritten Effective Gross Income ($)	Underwritten Cash Flow
Underwritten Expenses ($)	Underwritten Cash Flow
A-2

ATTACHMENT A

Underwritten Net Operating Income ($)	Underwritten Cash Flow
Underwritten Net Cash Flow ($)	Underwritten Cash Flow
March 2026 T12 Effective Gross Income ($)	Underwritten Cash Flow
March 2026 T12 Expenses ($)	Underwritten Cash Flow
March 2026 T12 Net Operating Income ($)	Underwritten Cash Flow
March 2026 T12 Net Cash Flow ($)	Underwritten Cash Flow
2025 Effective Gross Income ($)	Underwritten Cash Flow
2025 Expenses ($)	Underwritten Cash Flow
2025 Net Operating Income ($)	Underwritten Cash Flow
2025 Net Cash Flow ($)	Underwritten Cash Flow
2024 Effective Gross Income ($)	Underwritten Cash Flow
2024 Expenses ($)	Underwritten Cash Flow
2024 Net Operating Income ($)	Underwritten Cash Flow
2024 Net Cash Flow ($)	Underwritten Cash Flow
2023 Effective Gross Income ($)	Underwritten Cash Flow
2023 Expenses ($)	Underwritten Cash Flow
2023 Net Operating Income ($)	Underwritten Cash Flow
2023 Net Cash Flow ($)	Underwritten Cash Flow
Lien Position	Provided by the Company
Title Vesting (Fee/Leasehold/Both)	Provided by the Company
Type of Lockbox	Draft Loan Agreement
Cash Management Trigger Event Description	Draft Loan Agreement
Environmental Phase I Report Firm	Draft Phase I Environmental Report
Environmental Phase I Report Date	Draft Phase I Environmental Report
Phase II Performed	Phase II Environmental Report
Engineering Report Date	Draft Engineering Report
Engineering Report Firm	Draft Engineering Report
A-3

ATTACHMENT A

Seismic Report Firm	Seismic Report
Seismic Report Date	Seismic Report
Largest Tenant Name	Lease, Underwritten Cash Flow
Largest Tenant SqFt	Lease, Underwritten Cash Flow
Largest Tenant Exp. Date	Lease, Underwritten Cash Flow
2nd Largest Tenant Name	Lease, Underwritten Cash Flow
2nd Largest Tenant SqFt	Lease, Underwritten Cash Flow
2nd Largest Tenant Exp. Date	Lease, Underwritten Cash Flow

A-4

ATTACHMENT B

RECOMPUTED ATTRIBUTES

Attribute	Calculation Methodology
Monthly Debt Service ($)

Recompute using the Assumed Interest Rate for Amortization divided by 12, Amortization Term (Initial) and Original Principal Balance ($).

Assume that all scheduled payments of principal and/or interest on the Mortgage Loan are made and that there are no prepayments or other unscheduled collections.

Loan Term (Initial)	Number of payments between and including the First Payment Date and the Initial Maturity Date or Anticipated Repayment Date.
Remaining Loan Term (Initial)	Loan Term (Initial) minus Seasoning.
Loan Term (Fully Extended)	Number of payments between and including the First Payment Date and the Fully Extended Maturity Date or Anticipated Repayment Date.
Remaining Loan Term (Fully Extended)	Loan Term (Fully Extended) minus Seasoning.
Seasoning	Number of payments between and including the First Payment Date and the Cut-off Date, subject to a minimum of 0.
As-IS LTV Ratio	Cut-Off Date Total Debt Amount ($) divided by As-Is Appraised Value ($).
UW NCF DSCR	Underwritten Net Cash Flow ($) divided by the product of Monthly Debt Service ($) and 12.
Underwritten NOI Debt Yield	Underwritten Net Operating Income ($) divided by Cut-Off Date Total Debt Amount ($).
Underwritten NCF Debt Yield	Underwritten Net Cash Flow ($) divided by Cut-Off Date Total Debt Amount ($).

B-1